ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this ________ day of June, 2000, by and among (i) HILTON HOTELS CORPORATION, a Delaware corporation, and FLAMINGO HILTON RIVERBOAT CASINO, L.P., a Missouri limited partnership and assignee by assignment from Hilton Hotels Corporation (collectively, "Assignor"), (ii) ISLE OF CAPRI CASINOS, INC., a Delaware
                 --------
corporation  ("Assignee"),  and  (iii)  IOC-KANSAS  CITY,  INC.,  a  Missouri
               --------
corporation  and  affiliate  of  Assignee  ("Operating  Assignee").
                                             --------------------

Recitals

     A.     The  Port  Authority of Kansas City, Missouri (the "Port Authority")
                                                                --------------
and  Hilton  Hotels  Corporation  ("HHC") are parties to an Amended and Restated
                                    ---
Lease Agreement dated as of August 21, 1995, as thereafter amended (the "Lease"), a true, correct and complete copy of which is attached as SCHEDULE A hereto.

     B. The interest of HHC under the Lease Agreement was assigned (i) pursuant to that certain Lessee's Assignment and Assumption Agreement dated August 9, 1996 by and between HHC and Hilton Kansas City Corporation, a Missouri corporation ("HKCC"), whereby HHC transferred all its right, title, and interest
              ----
in and to the Lease to HKCC; and (ii) pursuant to that certain Blanket Conveyance, Bill of Sale, and Assignment and Assumption Agreement dated August 9, 1996 by and between HKCC and Flamingo Hilton Riverboat Casino, L.P. ("Flamingo Hilton"), whereby HKCC transferred all its right, title, and interest
         --------
in  and  to  the  Lease  to  Flamingo  Hilton.

     C. Assignor now desires to assign and transfer all right, title and interest in the Lease to Assignee, while remaining liable for any and all liabilities and obligations previously accrued or hereafter accruing pursuant to the Lease.

     D. Assignee desires to accept such assignment, and thereafter to assign and transfer to Operating Assignee all right, title and interest in the Lease held by Assignee.

                                 Agreement

     NOW, THEREFORE, in consideration of the above premises, the mutual covenants and agreements stated herein and stated in the Asset Sale Agreement dated as of February 8, 2000, by and among Assignor, as sellers, and Assignee and Operating Assignee, as purchasers (the "Asset Sale Agreement"), as well as
                                              --------------------
other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.     ASSIGNMENT.  Effective  upon  (a)  the  consummation  of the transactions
       ----------
contemplated by the Asset Sale Agreement, (b) the execution of the Consent (as defined below), and (c) the issuance of a license by the Missouri Gaming Commission to Operating Assignee to conduct gaming operations on the property which is subject to the Lease (collectively, the "Closing"), Assignor does hereby irrevocably assign, transfer, sell, deliver and convey unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease, as of the close of business on the day on which the Closing occurs, free and clear of any lien, charge, claim or encumbrance, except as set forth on Schedule B attached hereto and incorporated herein by this reference. Subject to and upon the occurrence of the Closing, Assignee hereby accepts the assignment of the Lease pursuant to the terms of this Assignment and Assumption Agreement. The parties hereto acknowledge and agree that this Assignment ( and Assumption Agreement shall not become effective and shall be of no legal force or effect unless and until the Closing occurs.

2.     ASSUMPTION OF LIABILITIES.
       -------------------------
(a) Assignee hereby assumes responsibility to faithfully and punctually perform, satisfy and discharge all of the duties, obligations, terms, conditions, covenants and liabilities arising or accruing after the date of the Closing that Assignor is otherwise bound to perform, discharge or otherwise satisfy under the Lease, including without limitation, pursuant to Section 18.04
     (B) (viii) (b) and (c) of the Lease regarding (i) the use of the "Demised Premises" (as that term is defined in the Lease) in accordance with the restrictions set forth in the Lease and (ii) the payment of "Rent" (as that term is defined in the Lease). Assignor does hereby agree to indemnify, defend and hold Assignee harmless from any loss (including without limitation attorneys' fees and costs), claim or cause of action arising or accruing under or in connection with any of the following: (i) the Lease based upon events, acts or omissions that occurred on or before the date of the Closing; (ii) any future written assignments executed and delivered by and between Assignor and Assignee based upon events, acts or omissions that occurred on or before the date of the Closing; or (iii) the failure of Assignor to perform its obligations under this Assignment and Assumption Agreement. Assignee does hereby agree to indemnify, defend and hold Assignor harmless from any loss (including without limitation attorneys' fees and costs), claim or cause of action arising or accruing under or in connection with any of the following: (i) the Lease based upon events, acts or omissions that occurred after the date of the Closing; (ii) any future written assignments executed and delivered by and between Assignee and Assignor based upon events, acts or omissions that occurred after the date of the Closing; or (iii) the failure of Assignee or Operating Assignee to perform their respective obligations under this Assignment and Assumption Agreement.

(b) Notwithstanding any other provision of this Assignment and Assumption Agreement to the contrary, Assignor shall remain liable to the Port Authority in connection with the performance of all liabilities and obligations under the Lease to the same extent as if this Assignment and Assumption Agreement had not been executed. The foregoing sentence does not, however, in any way relieve (i) Assignee or Operating Assignee from the liabilities and obligations that each owes to Assignor which are set forth in this Assignment and Assumption Agreement or (ii) Assignor from the liabilities and obligations that it owes to Assignee and Operating Assignee which are set forth in this Assignment and Assumption Agreement.

3.     FURTHER  ASSIGNMENT  TO  OPERATING  SUBSIDIARY  OF  ASSIGNEE.
       ------------------------------------------------------------

(a) Subject to the occurrence of the Closing, Assignee does hereby irrevocably assign, transfer, sell, deliver and convey unto Operating Assignee, its successors and assigns, all its right, title and interest in and to the Lease, as of the close of business on the day the Closing occurs, free and clear of any lien, charge, claim or encumbrance, except asset forth on SCHEDULE B attached hereto and incorporated herein by this reference. Subject to and upon the occurrence of the Closing, Operating Assignee hereby accepts the assignment of the Lease pursuant to the terms of this Assignment and Assumption Agreement.

(b) Assignor hereby acknowledges and consents to the assignment, transfer, sale, delivery and conveyance by Assignee to Operating Assignee of all right, title and interest in the Lease that has been assigned to Assignee pursuant to
Section 1 of this Assignment and Assumption Agreement.

(c) Operating Assignee hereby assumes responsibility to faithfully and punctually perform, satisfy and discharge all of the duties, obligations, terms, conditions, covenants and liabilities arising or accruing after the date of the Closing that Assignee is otherwise bound to perform, discharge or otherwise satisfy under the Lease (as a result of the terms and conditions of this Assignment and Assumption Agreement), including without limitation, pursuant to
Section 18.04 (B) (viii) (b) and (c) of the Lease regarding (i) the use of the "Demised Premises" (as that term is defined in the Lease) in accordance with the restrictions set forth in the Lease and (ii) the payment of the "Rent" (as that term is defined in the Lease). Assignor does hereby agree to indemnify, defend and hold Operating Assignee harmless from any loss (including without limitation attorneys' fees and costs), claim or cause of action arising or accruing under or in connection with any of the following: (i) the Lease based upon events, acts or omissions that occurred on and before the date of the Closing; (ii) any future written assignments executed and delivered by and between Assignor and Assignee based upon events, acts or omissions that occurred on or before the date of the Closing; or (iii) the failure of Assignor to perform its obligations under this Assignment and Assumption Agreement. Operating Assignee does hereby agree to indemnify, defend and hold Assignor harmless from any loss (including without limitation attorneys' fees and costs), claim or cause of action arising or accruing under or in connection with any of the following: (i) the Lease based upon events, acts or omissions that occurred after the date of the Closing; (ii) any future written assignments by and between Operating Assignee and Assignor based upon events, acts or omissions that occurred after the date of the Closing; or (iii) the failure of Operating Assignee or Assignee to perform their respective obligations under this Assignment and Assumption Agreement.

(d) Notwithstanding any other provision of this Assignment and Assumption Agreement to the contrary, Assignee shall remain liable to the Port Authority and Assignor in connection with the performance of all liabilities and obligations under the Lease to the same extent as if the further assignment pursuant to this Section 3 had not been made. The foregoing sentence does not, however, in any way relieve (i) Assignor from the liabilities and obligations that it owes to Assignee and Operating Assignee which are set forth in this Assignment and Assumption Agreement or (ii) Assignee or Operating Assignee from the liabilities and obligations that each owe to Assignor which are set forth in this Assignment and Assumption Agreement.

4.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  ASSIGNOR.
       ----------------------------------------------------------
(a) Assignor, as of the date of the Closing, does hereby represent and warrant to Assignee and Operating Assignee as follows:

(i) Assignor has complete and unrestricted power and authority to sell, assign, and transfer all its right, title and interest in the Lease as contemplated by this Assignment and Assumption Agreement, and such sale, assignment and transfer does not and will not require the consent or approval of any third party or government entity, except for the prior written consent of the Port Authority, which written consent is set forth in the Acknowledgment, Consent and Estoppel Certificate (the "Consent") attached hereto as Exhibit 1 and incorporated herein by reference.

(ii) Neither the execution and delivery of this Assignment and Assumption Agreement nor compliance with the terms hereof on the part of Assignor will violate the Articles of Incorporation or Bylaws, or the Certificate of Limited Partnership or Partnership Agreement, as the case may be, of Assignor, breach any governmental law, statute or regulation, or conflict with or result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Assignor is a party or by which it is or may be bound, or constitute a default thereunder, or result in the creation or imposition of any lien, claim, charge, or encumbrance. Except as set forth in SCHEDULE C attached hereto and incorporated herein by this reference, Assignor has no knowledge of any fact or condition regarding or involving the Demised Premises (as defined in the Lease) or any of Assignor's duties and obligations under the Lease that constitute a violation or breach of any law, statute, ordinance, regulation, order, contract or other agreement including, without limitation, environmental laws and regulations.

(iii) Assignor has all necessary corporate power and authority to enter into this Assignment and Assumption Agreement, and has taken all corporate action necessary to make this Assignment and Assumption Agreement enforceable upon Assignor in accordance with its terms.

(iv) A true, correct and complete copy of the Lease, and all amendments thereto, are attached hereto as SCHEDULE A. The Lease has not been amended or modified, except as set forth on SCHEDULE A attached hereto and incorporated herein by this reference. The Lease, as amended or modified, is in full force and effect and constitutes the legal, valid and binding obligation of all of the parties thereto and is enforceable in accordance with its terms.

(v) Except as set forth in SCHEDULE D attached hereto and incorporated herein by this reference, no event has occurred and no condition exists that, with the giving of notice or the lapse of time or both, could constitute a default by Assignor under the Lease or, to Assignor's best knowledge after due and diligent inquiry, by the Port Authority. Assignor has no present intention to bring an action or otherwise attempt to enforce any alleged nonperformance or breach of any provision of the Lease. Except as set forth in SCHEDULE E attached hereto and incorporated herein by this reference, Assignor has no existing defenses or offsets against the enforcement of the Lease by the Port Authority, and knows of no other parties who are not signatories to the Lease who possess or may assert rights under or in connection with the Lease.

(vi) Except as set forth in SCHEDULE F attached hereto and incorporated herein by this reference, the Lease and the Development Agreement dated as of March 12, 1993 by and between the Port Authority and HHC (the "Development
                                                              ------------
Agreement"),as thereafter amended, are the only agreements, written or oral,
     -------
entered into between the Port Authority and Assignor.

(b)     Assignor  covenants  and  agrees  as  follows:

(i) Assignor has not and will not assign the whole or any part of its right, title and interest hereby assigned to any person other than Assignee.

(ii) Assignor shall forthwith notify Assignee and Operating Assignee in writing of any default (or any event or occurrence that, but for the giving of notice or the passage of time, or both, would constitute a default) under the Lease of which it has knowledge or any assertion made to Assignor by any other party to the Lease that circumstances have arisen that may pen-nit or result in a breach or the cancellation of the Lease.

5.     REPRESENTATIONS  AND  WARRANTIES  OF  ASSIGNEE.
       ----------------------------------------------

(a) Assignee, as of the date of the Closing, does hereby represent and warrant to Assignor as follows:

(i) Assignee has complete and unrestricted power and authority to sell, assign, and transfer its right, title and interest in the Lease as contemplated by this Assignment and Assumption Agreement.

(ii) Neither the execution and delivery of this Assignment and Assumption Agreement nor compliance with the terms hereof on the part of Assignee will violate the Articles of Incorporation or Bylaws of Assignee, breach any governmental law, statute or regulation, or conflict with or result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Assignee is a party or by which it is or may be bound, or constitute a default thereunder, or result in the creation or imposition of any lien, claim, charge or encumbrance.

(iii) Assignee has all necessary corporate power and authority to enter into this Assignment and Assumption Agreement and has taken all corporate action necessary to make this Assignment and Assumption Agreement enforceable upon Assignee in accordance with its terms.

(b) Assignee covenants and agrees that Assignee will not assign the whole or any part of its right, title and interest hereby assigned to any person or entity other than Operating Assignee, without the prior written consent of the Port Authority and Assignor, which consent shall not be unreasonably withheld. Assignor acknowledges and agrees that, for purposes of this subsection (b) of this Section 5, consent shall be deemed "unreasonably withheld" if the proposed assignee, in the Assignor's reasonable opinion, is financially capable of performing and satisfying in full each of its respective obligations pursuant to the Lease and Assignor withholds its consent.

6.     REPRESENTATIONS  AND WARRANTIES OF OPERATING ASSIGNEE.Operating Assignee,
       ------------------------------------------------------
as of the date of the Closing, does hereby represent and warrant to the Assignor as follows:

(a) Neither the execution and delivery of this Assignment and Assumption Agreement nor compliance with the terms hereof on the part of Operating Assignee will violate the Articles of Organization or Operating Agreement of Operating Assignee, breach any governmental law, statute or regulation, or conflict with or result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Operating Assignee is a party or by which it is or may be bound, or constitute a default thereunder, or result in the creation or imposition of any lien, claim, charge or encumbrance.

(b) Operating Assignee has all necessary corporate power and authority to enter into this Assignment and Assumption Agreement, and has taken all corporate action necessary to make this Assignment and Assumption Agreement enforceable upon Operating Assignee in accordance with its terms.

7.     FURTHER  ACTION.
       ---------------

(a) Assignor, Assignee and Operating Assignee agree that each shall execute and deliver, or cause to be executed and delivered from time to time, such instruments, documents, agreements, consents and assurances and take such other action as the other parties reasonably may require to more effectively assign and transfer to and vest in such parties the rights and assets assigned hereunder. Assignor, Assignee and Operating Assignee agree to promptly remit and send to such parties any and all payments, funds, assets, notices, reports and other documents and information received by each party, its agents or representatives as a direct or indirect result of its rights in, or with respect to, the Lease.

(b) If any right or asset hereby assigned or transferred shall for any reason be nonassignable or not enforceable by Assignee or Operating Assignee, Assignor shall take such action to enforce the same or to obtain the benefits thereof for Assignee and/or Operating Assignee as Assignee or Operating Assignee may reasonably direct, but at the sole expense and risk of Assignee and Operating Assignee, and Assignor will deliver to Operating Assignee any amounts received by it on account of any such claim, right or chose in action after deducting any reasonable expenses incurred by Assignor in taking such action that have not been paid or reimbursed by Assignee or Operating Assignee

8.     GENERAL.
       -------

(a) This Assignment and Assumption Agreement cancels and supersedes all previous agreements (other than the Asset Sale Agreement) relating to the subject matter of this Assignment and Assumption Agreement, written or oral, between the parties hereto and, together with the relevant provisions of the Asset Sale Agreement, contains the entire understanding of the parties hereto and shall not be amended, modified or supplemented in any manner whatsoever except as otherwise provided herein or in writing signed by each of the parties hereto.

(b) Neither this Assignment and Assumption Agreement, nor any of the rights, duties or obligations of Assignor hereunder, may be assigned either voluntarily or by operation of law or otherwise delegated by Assignor without the prior written consent of the Assignee and Operating Assignee, and any attempted assignment that is not in conformity herewith shall be null and void. This Assignment and Assumption Agreement shall be binding upon, and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(c) This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement which is binding upon all the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

(d) Any notice, request, consent or communication under this Assignment and Assumption Agreement shall be effective only if it is in writing and personally delivered or sent by (i) certified mail, postage prepaid, (ii) nationally recognized express delivery service with delivery confirmed or (iii) telexed or telecopies with receipt confirmed, addressed as follows:
If to Assignor:

          Name:                               With Copy To:
          ----                                ------------

Flamingo Hilton Riverboat Casino, L.P.        Park Place Entertainment Corp.
c/o Hilton Hotels Corporation                 3930 Howard Hughes Pkwy.
9336 Civic Center Drive                       Las Vegas, NV 89109
Beverly Hills, CA 902 10                      ATTN: Clive S. Cummis
ATTN: Thomas E. Gallagher                     Executive Vice President and
Executive Vice President,                     General Counsel
General Counsel and Secretary                 FAX: 702-699-5107
FAX: 310-205-7677                             and to
                                              Scott LaPorta
                                              Executive Vice President and
                                              Chief Financial Officer
                                              FAX: 702-699-5190

If to Assignee:

     Name:
     ----

Isle of Capri Casinos, Inc.
2200 Corporate Blvd., N.W., Suite 310
Boca Raton, FL 33431
ATTN:               Allan Solomon
               Executive Vice President and General Counsel
               FAX:  561-995-6665

If to Operating Assignee:

     Name:
     -----

IOC-KANSAS CITY, INC.
C/o Isle of Capri Casinos, Inc.
2200 Corporate Blvd., N.W., Suite 310
Boca Raton, FL 33431
ATTN:               Allan Solomon
               Executive Vice President and General Counsel
               FAX:  561-995-6665


or such other persons and/or addresses as shall be furnished in writing by any such party, and shall be deemed to have been given as of the date so personally delivered or received.

(e) This Assignment and Assumption Agreement and all rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Missouri applicable to agreements made and to be performed entirely within such State, including all matters of enforcement, validity and performance.

(f) Assignor, Assignee and Operating Assignee acknowledge and agree that the provisions set forth in the Consent pertaining or otherwise applicable to Assignor, Assignee and/or Operating Assignee, as the case may be, are true and correct and will be relied upon by the Port Authority in executing and delivering the Consent, and Assignor, Assignee and Operating Assignee agree to be bound by such applicable provisions of the Consent.

(g) Assignor, Assignee and Operating Assignee acknowledge and agree that the Port Authority shall be a third party beneficiary of this Assignment and Assumption Agreement, and shall have the right to enforce any such terms and conditions hereof in such capacity.

                                SIGNATURE PAGE TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

     IN WITNESS WHEREOF, the parties hereto have each caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

                                                  ASSIGNOR:

                                                  HILTON HOTELS CORPORATION


                                                  By:
                                                  Print Name:
                                                  Title:

                                SIGNATURE PAGE TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)


     IN WITNESS WHEREOF, the parties hereto have each caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

                                             FLAMINGO HILTON RIVERBOAT
                                             CASINO, L.P.

                                             By: Hilton Kansas City Corp.,
                                             General Partner

                                             By:
                                             Print Name:
                                             Title:

                                SIGNATURE PAGE TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)


     IN WITNESS WHEREOF, the parties hereto have each caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

                                                  ASSIGNEE:

                                                  ISLE OF CAPRI CASINOS, INC.


                                                  By:
                                                  Print Name:
                                                  Title:

                                SIGNATURE PAGE TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)


     IN WITNESS WHEREOF, the parties hereto have each caused this Assignment and Assumption Agreement to be duly executed as of the day and year first above written.

                                                  OPERATING ASSIGNEE:

                                                  IOC-KANSAS CITY, INC.


                                                  By:
                                                  Print Name:
                                                  Title:

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF                         )
                              )ss.
COUNTY OF                         )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared __________________, as ____________________ of Hilton Hotels
Corporation, a Delaware corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same as the free and voluntary act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this ____ day of __________________, 2000.



Notary Public

My Commission Expires:

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF                         )
                              )ss.
COUNTY OF                         )


     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared _________________________, ____________________________ of
Hilton Kansas City Corp., the corporate general partner of Flamingo Hilton Riverboat Casino, L.P., a Missouri limited partnership, who is known to me to be the same person who executed the foregoing instrument on behalf of said corporation as general partner of said limited partnership and acknowledged the execution of the same as the free and voluntary act and deed of said corporation, as general partner of said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this _______ day of _____________________, 2000.




Notary Public

My Commission Expires:

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF                         )
                              )ss.
COUNTY OF                         )


     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared _________________, as _________________ of Isle of Capri
Casinos, Inc., a Delaware corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same as the free and voluntary act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this _____ day of __________________, 2000.





Notary Public

My Commission Expires:

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF                         )
                              )ss.
COUNTY OF                         )

     BEFORE ME, a Notary Public in and for the County and State aforesaid, personally appeared ____________________, ___________________ of IOC-KANSAS
CITY, INC., a Missouri corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said corporation, as sole member of said limited liability company, and acknowledged the execution of the same as the free and voluntary act and deed of said corporation, as sole member of said limited liability company.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal this _____ day of _______________, 2000.



Notary Public

My Commission Expires:

                                   SCHEDULE A
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

           ATTACHED HERETO AND FOLLOWING THIS PAGE IS A COMPLETE COPY
                  OF THE LEASE AND ALL AMENDMENTS TO THE LEASE

                                   SCHEDULE B
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

LIENS, CHARGES, CLAIMS AND ENCUMBRANCES TO THE LEASE

1. Those liens and encumbrances, if any, granted pursuant to any of the documents executed and/or delivered in connection with the $21,185,000.00 of Port Authority Revenue Bonds (Riverfront Park Project), Series 1995A, dated December 15, 1995, issued by the Port Authority under and pursuant to their certain Trust Indenture dated as of January 9, 1996, by and between the Port Authority and Boatmen's Trust Company, as Trustee (the "Bond Issuance
                                                             --------
Transaction").
-----------

2. To the extent that Assignor's rights under the Lease are dependent upon Assignor's rights to the real property and improvements covered by the Lease and Assignor's rights in and thereto are subject to those liens and encumbrances listed as exceptions on Schedule B to that certain ALTA Commitment issued by Assured Quality Title Insurance Company, Commitment No. MJ26420, with an effective date of April 5, 1999.

3. All ongoing performance obligations of Assignor under the Lease that have not yet been performed as of the date of the Closing.

                                   SCHEDULE C
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

                       NO KNOWLEDGE OF A VIOLATION OR BREACH

Assignor has no knowledge of any fact or condition under the Lease that would constitute a violation or breach of any law, contract or agreement except that the gravel valet parking lot which Assignor leases from the Port Authority was not constructed to, and does not currently comply with, the building code requirements of Kansas City, Missouri.

                                   SCHEDULE D
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

                          DEFAULT(S) UNDER THE LEASE

Assignor has no knowledge of any fact or condition under the Lease that would constitute a default by Assignor under the Lease except that the gravel valet parking lot which Assignor leases from the Port Authority was not constructed to, and does not currently comply with, the building code requirements of Kansas City, Missouri.

                                   SCHEDULE E
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

            NO DEFENSES AND OFFSETS AGAINST ENFORCEMENT AND NO OTHER
                                   SIGNATORIES

                                      NONE

                                   SCHEDULE F
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

OTHER AGREEMENTS BETWEEN ASSIGNOR AND THE PORT AUTHORITY

1. Non-Exclusive Access Easement Agreement dated August 18, 1995, by and among KCP&L Co., HHC, HKCC and the Port Authority.

2. Those certain agreements, certificates, documents and instruments delivered by HHC and/or HKCC in connection with the closing of the Bond Issuance Transaction, including, but not limited, to, certain closing certificates, that certain Continuing Disclosure Agreement dated January 9, 1996, and that certain Acknowledgment and Attornment Agreement dated as of December 1, 1995.

3. Cooperative Agreement dated August 18, 1995 by and among HKCC, the Port Authority and the City of Kansas City, Missouri.

4. Social/Minority Grant Escrow Agreement dated as of November 4, 1996 by and among Flamingo Hilton, the Port Authority, and Boatmen's Trust Company (the "Trust Company").
-----------------

5. Problem Gaming Grant Escrow Agreement dated as of November 4,1996 by and among Flamingo Hilton, the Port Authority and the Trust Company.

6. Development Rights Memorandum dated August 21, 1995 by and between the Port Authority and HHC.

                                    EXHIBIT 1
                    ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                   ------------------------------------------------
                                       TO
                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------
                                (LEASE AGREEMENT)

     This Acknowledgment, Consent Estoppel Certificate and Agreement ("AGREEMENT") is entered into as of ________________, 2000 between the Port Authority of Kansas City, Missouri, a body politic created and formed by the City of Kansas City, Missouri (the "PORT AUTHORITY") and Isle of Capri Casinos, Inc., a Delaware corporation ("ASSIGNEE"), and IOC-Missouri, Inc., a Missouri corporation and affiliate of Assignee ("OPERATING ASSIGNEE"). The Port Authority, Assignee and Operating Assignee state and agree as follows:

     1.     Acknowledgment and Consent.  Pursuant to Article XVII of the Amended
            --------------------------
and Restated Lease dated as of August 21, 1995 by and between Port Authority and Hilton Hotels Corporation, a Delaware corporation, as thereafter amended (the "LEASE"), the Port Authority hereby acknowledges and consents to the foregoing Assignment and Assumption Agreement dated 5 2000 (the "ASSIGNMENT AND ASSUMPTION AGREEMENT") by and among (i) Hilton Hotels Corporation and Flamingo Hilton Riverboat Casino, L.P., a Missouri limited partnership, (collectively, "ASSIGNOR"), (ii) Assignee, and (iii) Operating Assignee; provided, however, the Port Authority does not and shall not release Assignor from, and Assignor shall continue to be liable for, the performance, discharge and satisfaction of all obligations, terms, conditions, covenants and liabilities of Assignor under the Lease. The Port Authority specifically acknowledges and consents to the assignment, transfer, sale, delivery and conveyance by Assignee to Operating Assignee of all right, title and interest in the Lease that has been assigned to Assignee pursuant to Section 1 of the Assignment and Assumption Agreement; provided, however, the Port Authority does not and shall not release Assignee from the performance, discharge and satisfaction of all obligations, terms, conditions, covenants and liabilities of Assignee under the Assignment and Assumption Agreement. The Port Authority hereby specifically acknowledges and agrees that pursuant to Section 18.04 (B) (viii) (c) of the Lease, Assignee and Operating Assignee have provided the Port Authority with satisfactory assurances that Assignee and Operating Assignee have the experience in operating gaming enterprises similar to that conducted by Assignor under the Lease, sufficient to enable Assignee and Operating Assignee to so comply with all of the terms, covenants and conditions of the Lease and successfully operate the "Demised Premises" (as such term is defined in the Lease) for such use.

     2.     Payments to Operating Assignee.  The Port Authority agrees to pay to
            ------------------------------
the Operating Assignee any and all amounts that it would, in the absence of the Assignment and Assumption Agreement, otherwise be required to pay to the Assignor under the Lease.

     3.     Attornment.  The Assignee and Operating Assignee each agree that it
            ----------
shall be liable to the Port Authority for the performance, discharge and satisfaction of all obligations, terms, conditions, covenants and liabilities of Assignor under the Lease.

     4.     Representations  and  Warranties of Assignee and Operating Assignee.
            -------------------------------------------------------------------
Assignee and Operating Assignee each hereby certify, represent and warrant to the Port Authority, as follows: (i) Assignee and Operating Assignee are solvent and are not a party o any assignment for the benefit of their respective creditors or to any bankruptcy proceedings; (ii) the transactions contemplated by the Assignment and Assumption Agreement shall not cause the Assignee or the Operating Assignee to become insolvent or to not be able to pay its debts as the same become due; and (iii) Assignee and Operating Assignee are financially capable of performing and satisfying in full their respective obligations pursuant to the Assignment and Assumption Agreement and the Lease.

5.     Estoppel.  Pursuant  to  Section  24.02  of the Lease, the Port Authority
       --------
hereby certifies, represents and warrants to Assignor, Assignee and Operating Assignee that as of the date of the execution of this Agreement:

     (a) A true, correct and complete copy of the Lease, and all amendments thereto, are attached hereto as SCHEDULE A. The Lease has not been amended or modified, except as set forth on SCHEDULE A attached hereto and incorporated herein by this reference.

     (b) The Lease, as amended or modified, is in full force and effect and constitutes the legal, valid and binding obligation of, and is enforceable against, the Port Authority in accordance with its terms.

     (c) The Rent (as such term is defined in the Lease) payable by Assignor under the Lease presently consists of the Minimum Net Rent, the Percentage Rent, and the Additional Rent (as those terms are defined in the Lease). The Rent payable by Assignor under the Lease has been paid up through October 18, 1999, except for the Percentage Rent and the Additional Rent which cannot presently be calculated. The Minimum Net Rent now payable annually under the Lease is Two Million Dollars ($2,000,000). In addition, the Riverfront Park Grant (as defined in the Lease) now payable annually under the Lease is One Million Dollars ($1,000,000).

     (d) The expiration of the current term of the Lease is October 18, 2006, and there are eight (8) separate renewal periods of five (5) years each, of the term of the Lease. No event has occurred or condition currently exists that would prevent Assignee or Operating Assignee from exercising its option to extend the term of the Lease for any or all of the aforementioned renewal periods.

     (e) To the best knowledge of the officer executing this Agreement on behalf of the Port Authority, Assignor is not default in performance of any covenant, agreement or condition contained in the Lease, except as specifically set forth on SCHEDULE B attached hereto and incorporated herein by this reference.

     (f) Except as set forth on SCHEDULE C attached hereto and incorporated herein by this reference, no event has occurred and no condition exists that, with the giving of notice or the lapse of time or both, could constitute a default by the Port Authority.

     (g) The Port Authority has no present intention to bring an action or otherwise attempt to enforce any alleged nonperformance or breach of any provision of the Lease by Assignor. Except as set forth on SCHEDULE D attached hereto and incorporated herein by this reference, the Port Authority has no existing defenses or offsets against the enforcement of the Lease by Assignor, and knows of no other parties who are not signatories to the Lease who possess or may assert rights under or in connection with the Lease.

(h) Except as set forth on SCHEDULE E attached hereto and incorporated herein by this reference, the Lease and the Development Agreement dated as of March 12, 1993, by and between the Port Authority and Hilton Hotels Corporation, as thereafter amended, are the only agreements, written or oral, entered into directly between the Port Authority and Hilton Hotels Corporation or Flamingo Hilton Riverboat Casino, L.P.

     (i) Except as set forth on SCHEDULE F attached hereto and incorporated herein by this reference, the Port Authority has not received any notice of any violations of any statutes, laws, ordinances or directives relating to the Lease.

     6.     Counterparts.  This  Agreement  operates  as  the  required  written
            ------------
consent under Article XVII of the Lease, and no further action need be taken or consent obtained by Assignor, Assignee or Operating Assignee with respect to the Port Authority to give full legal effect to the Assignment and Assumption Agreement, except to deliver an executed counterpart of the Assignment and Assumption Agreement, in recordable form, to the Port Authority.

     7.     Reliance.  The Port Authority acknowledges that the Port Authority's
            --------
acknowledgment, consent representations and warranties set forth in this Agreement are for the benefit of, shall be relied upon, and shall be enforceable by, Assignor, in addition to the Assignee and Operating Assignee; accordingly, the Port Authority acknowledges and agrees that Assignor shall be a third party beneficiary hereof and shall have the right to enforce any such terms and conditions hereof in such capacity.

Date:_______________________ 2000

                                                  THE PORT AUTHORITY OF
                                                  KANSAS CITY, MISSOURI


                                                  By:
                                                  Print Name:
                                                  Title:

                                                  ISLE OF CAPRI CASINOS, INC.


                                                  By:
                                                  Print Name:
                                                  Title:

                                                  IOC-KANSAS CITY, INC.


                                                  By:
                                                  Print Name:
                                                  Title:

                              ACKNOWLEDGMENT
                              --------------

STATE OF MISSOURI     )
                    )     s/s.
COUNTY OF JACKSON     )

     BEFORE ME, a Notary Public in and t for the County and State aforesaid, personally Appeared ___________, as Chairman of the Port Authority of Kansas City, Missouri, a public corporation, who is known to me to be the same person who executed the foregoing instrument on behalf of said Port Authority and acknowledged the execution of the same as the free and voluntary act and deed of said Port Authority.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal
This____ day of _____________, 1999.



Notary Public

My Commission Expires:

                                   SCHEDULE A
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

COMPLETE COPY OF THE LEASE AND ALL AMENDMENTS TO THE LEASE

           ATTACHED HERETO AND FOLLOWING THIS PAGE IS A COMPLETE COPY
                  OF THE LEASE AND ALL AMENDMENTS TO THE LEASE

                                   SCHEDULE B
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

                    DEFAULT(S) BY ASSIGNOR UNDER THE LEASE

                      NO KNOWLEDGE OF VIOLATION OR BREACH

The Port Authority has no knowledge of any fact or condition under the Lease Agreement that would constitute a violation or breach of any law, contract or agreement except that the gravel valet parking lot which Assignor leases from the Port Authority was not constructed to, and does not currently comply with, the building code requirements of Kansas City, Missouri.

                                   SCHEDULE C
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

                DEFAULT(S) BY THE PORT AUTHORITY UNDER THE LEASE

   The Port Authority has no knowledge of any fact or condition under the Lease Agreement that would constitute a default by Assignor under the Lease Agreement except that the gravel valet parking lot which Assignor leases from the Port
     Authority was not constructed to, and does not currently comply with, the building code requirements of Kansas City, Missouri.

                                   SCHEDULE D
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

             NO DEFENSES OR OFFSETS AGAINST ENFORCEMENT AND NO OTHER
                                   SIGNATORIES

NONE

                                   SCHEDULE E
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

OTHER AGREEMENTS BETWEEN ASSIGNOR AND THE PORT AUTHORITY

     1. Non-Exclusive Access Easement Agreement dated August 18, 1995, by and among KCP&L Co., Hilton Hotels Corp. ("IRLC"), HKCC and the Port Authority.

     2. Those certain agreements, certificates, documents and instruments delivered by HCC and/or HKCC in connection with the closing of the Bond Issuance Transaction, including, but not limited to, certain closing certificates, that certain Continuing Disclosure Agreement dated January 9, 1996, and that certain Acknowledgment and Attornment Agreement dated as of December 1, 1995.

     3. Cooperative Agreement dated August 18, 1995 by and among HKCC, the Port Authority and the City of Kansas City, Missouri.

     4. Social/Minority Grant Escrow Agreement dated as of November 4, 1996 by and among Flamingo Hilton Riverboat Casino, L.P. ("FlamingoHilton"), the Port
                                                    ----------
Authority, and Boatmen's Trust Company (the "Trust Company").
                                             --------------

     5. Problem Gaming Grant Escrow Agreement dated as of November 4, 1996 by and among Flamingo Hilton, the Port Authority and the Trust Company.

     6. Development Rights Memorandum dated August 21, 1995 by and between the Port Authority and HHC.

                                   SCHEDULE F
                                   ----------
                                       TO
                                       --
                ACKNOWLEDGMENT, CONSENT AND ESTOPPEL CERTIFICATE
                ------------------------------------------------

NOTICE OF ANY VIOLATIONS

NONE